UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 3940

Strategic Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Janette E. Farragher, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	12/31/12

The following N-CSR relates only to the Registrant’s series listed below and does not affect the other series of the Registrant, which have different fiscal year ends and, therefore, different N-CSR reporting requirements.  Separate N-CSR Forms will be filed for these series, as appropriate.

Dreyfus Active MidCap Fund

FORM N-CSR

Item 1.                        Reports to Stockholders.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
18	Financial Highlights
21	Notes to Financial Statements
33	Report of Independent Registered Public Accounting Firm
34	Important Tax Information
35	Information About the Renewal of the Fund’s Management Agreement
40	Board Members Information
43	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Active MidCap Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Active MidCap Fund, covering the 12-month period from January 1, 2012, through December 31, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

In retrospect, 2012 was notable for the global equity markets’ resilience in the face of some tough macroeconomic challenges. Worries regarding sluggish employment growth, weak housing markets and Congressional gridlock weighed on investor sentiment in the United States at times during the year, yet U.S. stocks posted respectable gains, on average.An ongoing debt crisis led to recessionary conditions in Europe, particularly for some of the continent’s more peripheral nations, but aggressive actions from monetary policymakers helped some European stock markets produce double-digit returns.While China’s economy slowed in response to inflation-fighting measures, officials there appeared to have engineered a “soft landing,” and Chinese stocks generally ended the year with positive absolute returns.

We currently expect the U.S. and global economies to be modestly stronger in 2013, especially during the second half of the year.The global economy seems likely to benefit from Europe’s ongoing efforts to support its banking system and common currency, and by China’s moves toward more stimulative fiscal policies under new government leadership. In the United States, greater certainty regarding U.S. tax and fiscal policies, the resumption of postponed spending by businesses, and a continued housing recovery could support modestly higher rates of economic growth.We encourage you to discuss the implications of our economic analysis with your financial advisor, who can help you align your investments with the year’s challenges and opportunities.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
January 15, 2013

DISCUSSION OF FUND PERFORMANCE

For the period from January 1, 2012, through December 31, 2012, as provided by Jocelin Reed,Warren Chiang, C.Wesley Boggs and Ronald Gala, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended December 31, 2012, Dreyfus Active MidCap Fund’s Class A shares achieved a total return of 18.74%, Class C shares returned 17.69% and Class I shares returned 18.94%.1 In comparison, the fund’s benchmark, the Russell Midcap Index (the “Index”), achieved a total return of 17.28% for the same period.2

Improving domestic economic fundamentals and rising corporate earnings drove equity markets higher during 2012 despite a variety of domestic and international macroeconomic concerns. Midcap stocks produced particularly strong returns, generally outpacing both their larger- and smaller-cap counterparts.The fund produced higher returns than its benchmark, largely due to the success of our security selection strategy in the energy, financials, and materials sectors.

The Fund’s Investment Approach

The fund seeks to maximize capital appreciation by investing in midsize companies, as represented by the Russell Midcap Index. In pursuing this goal, we use quantitative models designed to identify equity securities with attractive long-term relative valuations, sustainable earnings and behavioral factors, such as stock buybacks and analysts’ earnings revisions, that may indicate potential misvaluations. We generally maintain sector concentrations that are roughly in line with the Index.We periodically reapply these models and adjust the fund’s holdings. Stocks no longer favored by the models are sold, and highly rated stocks are purchased.The fund’s models are enhanced from time to time as suggested by our team’s ongoing research efforts.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Fundamentals Improved Despite Economic Concerns

Despite ongoing headwinds, a variety of positive domestic and international developments drove stocks higher during the first quarter of 2012.These included strong corporate earnings reports, domestic employment gains, a quantitative easing program in Europe that forestalled a more severe regional banking crisis, and less restrictive monetary and fiscal policies in China. However, investor sentiment turned more cautious during the spring, when the U.S. labor market’s rebound slowed and measures designed to relieve fiscal pressures in Europe encountered political resistance.

Stocks generally rebounded over the summer, reaching new highs for the year by September amid more encouraging economic news, including a short drop in the U.S. unemployment rate.They lost ground again in November as concerns mounted over Congress’s ability to address automatic tax hikes and spending cuts scheduled for the start of 2013. Nevertheless, continued corporate earnings strength and signs of an improving U.S. housing market enabled equity markets to resume their rally as the year came to a close. As a result, the Russell Midcap Index ended the year with double-digit gains.

Fund Returns Driven by Strong Stock Selections

The fund’s quantitative stock ranking process successfully identified investment opportunities across several market sectors and industry groups in 2012. Our quality-related analytical factors delivered particularly robust results, with value and behavioral factors further contributing to the portfolio’s positive relative performance.

Energy holdings generated some of the fund’s more robust returns compared to the benchmark, primarily due to investments in domestic petroleum refiners that benefited from margins that exceeded expectations due to inland-sourced crude petroleum. Several refinery holdings, such as HollyFrontier, reported higher profit margins and better-than-expected earnings. In addition, HollyFrontier announced a stock repurchase program and special dividends.The financials sector proved to be another area of strength for the fund, with holdings such as banking and payment services company Discover Financial Services contributing positively to gains. A number of investments in the basic materials sector, such as agricultural chemical producer CF Industries Holdings, further enhanced relative returns.

Of course, not all of the fund’s investments outperformed the benchmark. In the health care sector, the fund’s returns suffered due to exposure to plan provider Humana, which faced unexpectedly high costs of services. Lack of exposure to biotechnology developer Regeneron Pharmaceuticals, one of the benchmark’s best performers, also dampened relative performance. These shortfalls were partly offset by better results from device maker ResMed. In the consumer discretionary sector, Wynn Resorts lost ground during the time its stock was held by the fund, undermining gains in other consumer discretionary holdings, such as retailer Dillard’s, Class A. Finally, a few information technology holdings, including technology products wholesaler Tech Data and printer maker Lexmark International, Class A, further hindered the fund’s performance.

Building a Strongly Diversified Portfolio

As of the end of the reporting period, we have continued to identify stocks meeting our quantitative stock selection criteria across a variety of market sectors. In particular, we have maintained the portfolio’s positioning in stocks that are attractively valued and that have improving fundamentals.

January 15, 2013

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
Stocks of midcap companies often experience sharper price fluctuations than stocks of large-cap companies.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through May 1, 2014, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.
The Russell Midcap Index is a widely accepted, unmanaged index of medium-cap stock market performance. Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C and Class I shares of Dreyfus Active MidCap Fund on 12/31/02 to a $10,000 investment made in the Russell Midcap Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is a widely accepted, unmanaged index of medium-cap stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 12/31/12
	1	Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	11.90%		–1.38%	5.77%
without sales charge	18.74%		–0.21%	6.40%
Class C shares
with applicable redemption charge †	16.69%		–1.03%	5.57%
without redemption	17.69%		–1.03%	5.57%
Class I shares	18.94%		–0.30%	6.43%
Russell Midcap Index	17.28%		3.57%	10.65%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Active MidCap Fund from July 1, 2012 to December 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2012

	Class A	Class C	Class I
Expenses paid per $1,000†	$6.15	$10.86	$5.31
Ending value (after expenses)	$1,092.00	$1,087.40	$1,093.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2012

	Class A	Class C	Class I
Expenses paid per $1,000†	$5.94	$10.48	$5.13
Ending value (after expenses)	$1,019.25	$1,014.73	$1,020.06

† Expenses are equal to the fund’s annualized expense ratio of 1.17% for Class A, 2.07% for Class C, and 1.01%
for Class I, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

December 31, 2012

Common Stocks—99.8%	Shares		Value ($)
Banks—5.2%
Comerica	97,700		2,964,218
Fifth Third Bancorp	312,600		4,748,394
KeyCorp	716,000		6,028,720
Regions Financial	750,300		5,342,136
SunTrust Banks	6,000		170,100
			19,253,568
Capital Goods—8.5%
Aecom Technology	24,600	[a]	585,480
Chicago Bridge & Iron Co.	80,800		3,745,080
Dover	16,100		1,057,931
Flowserve	41,800		6,136,240
L-3 Communications Holdings	800		61,296
Lennox International	49,700		2,610,244
Lincoln Electric Holdings	121,700		5,924,356
Parker Hannifin	44,900		3,819,194
Textron	227,800		5,647,162
WABCO Holdings	34,000	[a]	2,216,460
			31,803,443
Consumer Durables & Apparel—2.8%
Carter’s	97,600	[a]	5,431,440
Hanesbrands	143,800	[a]	5,150,916
			10,582,356
Consumer Services—6.2%
H&R Block	326,300		6,059,391
Marriott International, Cl. A	158,100		5,892,387
Starwood Hotels & Resorts Worldwide	98,700	[b]	5,661,432
Wyndham Worldwide	103,100		5,485,951
			23,099,161
Diversified Financials—6.2%
American Capital	270,900	[a]	3,250,800
Apollo Investment	333,100		2,784,716
Discover Financial Services	130,900		5,046,195
Moody’s	133,300		6,707,656
NASDAQ OMX Group	8,200		205,082
Waddell & Reed Financial, Cl. A	148,900		5,184,698
			23,179,147

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Energy—8.8%
Denbury Resources	184,700	[a]	2,992,140
Diamond Offshore Drilling	38,200	[c]	2,596,072
Helix Energy Solutions Group	254,300	[a]	5,248,752
HollyFrontier	139,700		6,503,035
Kosmos Energy	96,900	[a]	1,196,715
Marathon Petroleum	88,600		5,581,800
Murphy Oil	34,400		2,048,520
Tidewater	3,900		174,252
Valero Energy	190,000		6,482,800
			32,824,086
Food & Staples Retailing—.2%
Kroger	24,500		637,490
Food, Beverage & Tobacco—2.3%
ConAgra Foods	221,100		6,522,450
Universal	41,300	[c]	2,061,283
			8,583,733
Health Care Equipment & Services—6.5%
AmerisourceBergen	66,900		2,888,742
Cigna	7,600		406,296
Humana	39,400		2,704,022
Quest Diagnostics	50,700		2,954,289
ResMed	143,800	[c]	5,977,766
St. Jude Medical	79,800		2,883,972
Thoratec	118,400	[a]	4,442,368
Zimmer Holdings	29,900		1,993,134
			24,250,589
Household & Personal Products—2.5%
Energizer Holdings	75,000		5,998,500
Nu Skin Enterprises, Cl. A	92,300	[c]	3,419,715
			9,418,215
Insurance—1.7%
Assurant	7,700		267,190
Principal Financial Group	41,000		1,169,320
Reinsurance Group of America	47,300		2,531,496
Torchmark	34,400		1,777,448
Unum Group	31,100		647,502
			6,392,956

Common Stocks (continued)	Shares		Value ($)
Materials—4.2%
Ball	4,400		196,900
CF Industries Holdings	31,300		6,358,908
NewMarket	21,100		5,532,420
Worthington Industries	135,600		3,524,244
			15,612,472
Media—.5%
Scholastic	27,500		812,900
Valassis Communications	43,000	[c]	1,108,540
			1,921,440
Pharmaceuticals, Biotech & Life Sciences—6.8%
Agilent Technologies	162,000		6,632,280
Charles River Laboratories International	5,400	[a]	202,338
Life Technologies	126,500	[a]	6,208,620
Mettler-Toledo International	29,200	[a]	5,644,360
Mylan	7,700	[a]	211,596
United Therapeutics	38,700	[a]	2,067,354
Warner Chilcott, Cl. A	352,600		4,245,304
			25,211,852
Real Estate—5.2%
Apartment Investment & Management, Cl. A	130,800	[b]	3,539,448
AvalonBay Communities	8,000	[b]	1,084,720
CBL & Associates Properties	228,300	[b]	4,842,243
General Growth Properties	189,400	[b]	3,759,590
Kimco Realty	37,900	[b]	732,228
Mack-Cali Realty	102,900	[b]	2,686,719
Rayonier	48,450	[b,c]	2,511,164
SL Green Realty	3,800	[b]	291,270
			19,447,382
Retailing—9.7%
American Eagle Outfitters	141,600		2,904,216
ANN	24,600	[a]	832,464
Bed Bath & Beyond	95,900	[a]	5,361,769
Best Buy	24,300		287,955
Dillard’s, Cl. A	66,700		5,587,459
GameStop, Cl. A	214,300	[c]	5,376,787
Gap	49,200		1,527,168
Macy’s	77,500		3,024,050

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Retailing (continued)
O’Reilly Automotive	67,500	[a]	6,035,850
Ross Stores	29,400		1,592,010
Staples	329,700		3,758,580
			36,288,308
Semiconductors & Semiconductor
Equipment—1.4%
LSI	706,700	[a]	5,003,436
Software & Services—9.7%
BMC Software	19,100	[a]	757,506
CA	241,300		5,303,774
Cadence Design Systems	353,900	[a]	4,781,189
CoreLogic	120,900	[a]	3,254,628
Fiserv	81,600	[a]	6,448,848
Intuit	107,100		6,372,450
Synopsys	46,100	[a]	1,467,824
Total System Services	227,200		4,866,624
Western Union	213,500		2,905,735
			36,158,578
Technology Hardware & Equipment—2.8%
Brocade Communications Systems	885,200	[a]	4,718,116
Diebold	130,700		4,000,727
Tech Data	35,200	[a]	1,602,656
			10,321,499
Transportation—1.5%
Alaska Air Group	130,400	[a]	5,618,936
Utilities—7.1%
AES	460,700		4,929,490
Consolidated Edison	83,800		4,654,252
IDACORP	21,500		932,025
NV Energy	288,400		5,231,576
Pinnacle West Capital	104,500		5,327,410
Wisconsin Energy	150,100		5,531,185
			26,605,938
Total Common Stocks
(cost $329,594,757)			372,214,585

Other Investment—.3%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $940,243)	940,243 [d]	940,243

Investment of Cash Collateral
for Securities Loaned—5.3%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $19,841,872)	19,841,872 [d]	19,841,872

Total Investments (cost $350,376,872)	105.4%	392,996,700
Liabilities, Less Cash and Receivables	(5.4%)	(20,262,240)
Net Assets	100.0%	372,734,460

a Non-income producing security.
b Investment in real estate investment trust.
c Security, or portion thereof, on loan.At December 31, 2012, the value of the fund’s securities on loan was
$19,811,529 and the value of the collateral held by the fund was $19,841,872.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Retailing	9.7	Materials	4.2
Software & Services	9.7	Consumer Durables & Apparel	2.8
Energy	8.8	Technology Hardware & Equipment	2.8
Capital Goods	8.5	Household & Personal Products	2.5
Utilities	7.1	Food, Beverage & Tobacco	2.3
Pharmaceuticals,		Insurance	1.7
Biotech & Life Sciences	6.8	Transportation	1.5
Health Care Equipment & Services	6.5	Semiconductors &
Consumer Services	6.2	Semiconductor Equipment	1.4
Diversified Financials	6.2	Media	.5
Money Market Investments	5.6	Food & Staples Retailing	.2
Banks	5.2
Real Estate	5.2		105.4

† Based on net assets.
See notes to financial statements.

The Fund 13

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $19,811,529)—Note 1(b)
Unaffiliated issuers		329,594,757	372,214,585
Affiliated issuers		20,782,115	20,782,115
Dividends and securities lending income receivable			403,891
Receivable for shares of Common Stock subscribed			3,600
Prepaid expenses			26,396
			393,430,587
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			406,161
Cash overdraft due to Custodian			5,786
Liability for securities on loan—Note 1(b)			19,841,872
Payable for shares of Common Stock redeemed			337,383
Accrued expenses			104,925
			20,696,127
Net Assets ($)			372,734,460
Composition of Net Assets ($):
Paid-in capital			490,913,111
Accumulated undistributed investment income—net			207,296
Accumulated net realized gain (loss) on investments			(161,005,775)
Accumulated net unrealized appreciation
(depreciation) on investments			42,619,828
Net Assets ($)			372,734,460

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	364,624,519	4,730,430	3,379,511
Shares Outstanding	9,996,798	136,435	91,538
Net Asset Value Per Share ($)	36.47	34.67	36.92

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended December 31, 2012

Investment Income ($):
Income:
Cash dividends (net of $1,682 foreign taxes withheld at source):
Unaffiliated issuers	8,632,888
Affiliated issuers	690
Income from securities lending—Note 1(b)	293,559
Interest	1,485
Total Income	8,928,622
Expenses:
Management fee—Note 3(a)	2,798,227
Shareholder servicing costs—Note 3(c)	1,432,943
Professional fees	64,273
Registration fees	50,383
Prospectus and shareholders’ reports	47,253
Distribution fees—Note 3(b)	39,818
Directors’ fees and expenses—Note 3(d)	33,288
Custodian fees—Note 3(c)	29,472
Loan commitment fees—Note 2	3,452
Interest expense—Note 2	364
Miscellaneous	21,462
Total Expenses	4,520,935
Less—reduction in expenses due to undertaking—Note 3(a)	(546)
Less—reduction in fees due to earnings credits—Note 3(c)	(1,710)
Net Expenses	4,518,679
Investment Income—Net	4,409,943
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	21,681,065
Net unrealized appreciation (depreciation) on investments	37,935,724
Net Realized and Unrealized Gain (Loss) on Investments	59,616,789
Net Increase in Net Assets Resulting from Operations	64,026,732

See notes to financial statements.

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012 [a]	2011
Operations ($):
Investment income—net	4,409,943	765,431
Net realized gain (loss) on investments	21,681,065	40,084,067
Net unrealized appreciation
(depreciation) on investments	37,935,724	(59,252,534)
Net Increase (Decrease) in Net Assets
Resulting from Operations	64,026,732	(18,403,036)
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(4,309,703)	(695,448)
Class C Shares	(9,784)	—
Class I Shares	(46,426)	(9,173)
Total Dividends	(4,365,913)	(704,621)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	10,659,686	20,148,674
Class B Shares	—	16,515
Class C Shares	204,009	419,756
Class I Shares	1,660,310	930,346
Dividends reinvested:
Class A Shares	4,057,872	652,942
Class C Shares	9,054	—
Class I Shares	37,346	6,379
Cost of shares redeemed:
Class A Shares	(60,270,439)	(74,539,890)
Class B Shares	(814,981)	(2,033,423)
Class C Shares	(2,392,493)	(1,891,422)
Class I Shares	(1,804,835)	(2,380,543)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(48,654,471)	(58,670,666)
Total Increase (Decrease) in Net Assets	11,006,348	(77,778,323)
Net Assets ($):
Beginning of Period	361,728,112	439,506,435
End of Period	372,734,460	361,728,112
Undistributed investment income—net	207,296	163,266

	Year Ended December 31,
	2012 [a]	2011
Capital Share Transactions:
Class Ab
Shares sold	302,526	611,783
Shares issued for dividends reinvested	111,477	20,601
Shares redeemed	(1,741,944)	(2,222,181)
Net Increase (Decrease) in Shares Outstanding	(1,327,941)	(1,589,797)
Class Bb
Shares sold	—	497
Shares redeemed	(24,863)	(63,927)
Net Increase (Decrease) in Shares Outstanding	(24,863)	(63,430)
Class C
Shares sold	6,131	13,253
Shares issued for dividends reinvested	261	—
Shares redeemed	(73,715)	(61,816)
Net Increase (Decrease) in Shares Outstanding	(67,323)	(48,563)
Class I
Shares sold	47,697	26,736
Shares issued for dividends reinvested	1,015	191
Shares redeemed	(51,812)	(70,670)
Net Increase (Decrease) in Shares Outstanding	(3,100)	(43,743)

a Effective as of the close of business on March 13, 2012, the fund no longer offers Class B shares.
b During the period ended December 31, 2012, 13,490 Class B shares representing $442,296, were automatically converted to 12,856 Class A shares and during the period ended December 31, 2011, 37,431 Class B shares representing $1,173,022 were automatically converted to 35,671 Class A shares.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,
Class A Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	31.08	32.85	28.02	20.87	38.24
Investment Operations:
Investment income—net[a]	.41	.07	.08	.21	.13
Net realized and unrealized
gain (loss) on investments	5.41	(1.78)	4.86	7.15	(17.22)
Total from Investment Operations	5.82	(1.71)	4.94	7.36	(17.09)
Distributions:
Dividends from investment income—net	(.43)	(.06)	(.11)	(.21)	(.28)
Dividends from net realized
gain on investments	—	—	—	—	(.00)[b]
Total Distributions	(.43)	(.06)	(.11)	(.21)	(.28)
Net asset value, end of period	36.47	31.08	32.85	28.02	20.87
Total Return (%)[c]	18.74	(5.21)	17.62	35.24	(44.73)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.20	1.24	1.22	1.32	1.22
Ratio of net expenses
to average net assets	1.20	1.24	1.18	1.21	1.21
Ratio of net investment income
to average net assets	1.19	.20	.28	.90	.40
Portfolio Turnover Rate	68.84	83.46	124.37	189.84	91.38
Net Assets, end of period ($ x 1,000)	364,625	351,999	424,220	445,290	414,176

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.

See notes to financial statements.

		Year Ended December 31,
Class C Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	29.51	31.38	26.91	20.07	36.60
Investment Operations:
Investment income (loss)—net[a]	.08	(.19)	(.15)	.02	(.12)
Net realized and unrealized
gain (loss) on investments	5.15	(1.68)	4.62	6.83	(16.41)
Total from Investment Operations	5.23	(1.87)	4.47	6.85	(16.53)
Distributions:
Dividends from investment income—net	(.07)	—	—	(.01)	—
Dividends from net realized
gain on investments	—	—	—	—	(.00)[b]
Total Distributions	(.07)	—	—	(.01)	(.00)[b]
Net asset value, end of period	34.67	29.51	31.38	26.91	20.07
Total Return (%)[c]	17.69	(5.93)	16.61	34.13	(45.16)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.07	2.04	2.05	2.14	2.02
Ratio of net expenses
to average net assets	2.07	2.04	2.01	2.03	2.01
Ratio of net investment income
(loss) to average net assets	.23	(.61)	(.54)	.09	(.41)
Portfolio Turnover Rate	68.84	83.46	124.37	189.84	91.38
Net Assets, end of period ($ x 1,000)	4,730	6,014	7,919	8,407	8,005

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.

See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended December 31,
Class I Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	31.47	33.26	28.36	21.10	38.49
Investment Operations:
Investment income (loss)—net[a]	.48	.09	.10	.16	(.04)
Net realized and unrealized
gain (loss) on investments	5.48	(1.80)	4.91	7.23	(17.27)
Total from Investment Operations	5.96	(1.71)	5.01	7.39	(17.31)
Distributions:
Dividends from investment income—net	(.51)	(.08)	(.11)	(.13)	(.08)
Dividends from net realized
gain on investments	—	—	—	—	(.00)[b]
Total Distributions	(.51)	(.08)	(.11)	(.13)	(.08)
Net asset value, end of period	36.92	31.47	33.26	28.36	21.10
Total Return (%)	18.94	(5.14)	17.66	35.01	(45.03)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.04	1.19	1.18	1.61	1.68
Ratio of net expenses
to average net assets	1.04	1.17	1.13	1.50	1.66
Ratio of net investment income
(loss) to average net assets	1.36	.25	.33	.70	(.13)
Portfolio Turnover Rate	68.84	83.46	124.37	189.84	91.38
Net Assets, end of period ($ x 1,000)	3,380	2,978	4,602	4,112	4,524

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Active MidCap Fund (the “fund”) is a separate diversified series of Strategic Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering nine series, including the fund.The fund’s investment objective is to maximize capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock.The fund currently offers three classes of shares: Class A (70 million shares authorized), Class C (15 million shares authorized) and Class I (15 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors.The Company’s Board of Directors (the “Board”) approved, effective as of the close of business on March 13, 2012, the transfer of shares authorized from Class B to Class A. Class B shares were subject to a CDSC imposed on Class B share redemptions made within six years of purchase and automatically converted to Class A shares after six years.The fund no longer offers Class B shares. Effective March 13, 2012, all outstanding Class B shares were automatically converted to Class A shares. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securi-

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

ties and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2012 in valuing the fund’s investments:

	Level 2—Other	Level 3—
Level 1—	Significant	Significant
Unadjusted	Observable	Unobservable
Quoted Prices	Inputs	Inputs	Total

Assets ($)
Investments in Securities:
Equity Securities—
Domestic

Common Stocks†	372,214,585	—	—	372,214,585
Mutual Funds	20,782,115	—	—	20,782,115
† See Statement of Investments for additional detailed categorizations.

At December 31, 2012, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended December 31, 2012,The Bank of New York Mellon earned $125,811 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act. Investments in affiliated investment companies for the period ended December 31, 2012 were as follows:

Affiliated
Investment	Value				Value		Net
Company	12/31/2011	($)	Purchases ($)	Sales ($)	12/31/2012	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	565,677		35,609,025	35,234,459	940,243.3

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

Affiliated
Investment	Value				Value	Net
Company	12/31/2011	($)	Purchases ($)	Sales	($) 12/31/2012 ($)	Assets (%)
Dreyfus
Institutional
Cash
Advantage
Fund	53,907,218		130,555,041		164,620,387 19,841,872	5.3
Total	54,472,895		166,164,066		199,854,846 20,782,115	5.6

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended December 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2012, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $178,503, accumulated capital losses $161,005,217 and unrealized appreciation $42,619,270.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future realized net capital gains, if any, realized subsequent to December 31, 2012. If not applied, the carryover expires in fiscal year 2017.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2012 and December 31, 2011 were as follows: ordinary income $4,365,913 and $704,621, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $210 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 10, 2012, the unsecured credit facility with Citibank, N.A. was $225 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2012 was approximately $30,600 with a related weighted average annualized interest rate of 1.19%.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

The Manager had contractually agreed from January 1, 2012 through November 30, 2012, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.15% of the value of the fund’s average daily net assets.The Manager has contractually agreed from December 1, 2012 through May 1, 2014, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding certain expenses as described above) exceed 1.00% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $546 during the period ended December 31, 2012.

During the period ended December 31, 2012, the Distributor retained $5,154 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class B shares paid and Class C shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. During the period ended December 31, 2012, Class C shares were charged $39,818 pursuant to the Distribution Plan. Class B shares were charged less than the maximum allowable rate in accordance with regulatory requirements that limit the amount of sales charges a mutual fund may impose based on sales of the fund’s shares. During the period December 31, 2012, Class B shares were not charged an amount under the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay and Class B shares paid the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 2012, Class A, Class B and Class C shares were charged $910,864, $271 and $13,273, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency services for the fund and, since May 29, 2012, cash management services related to fund subscriptions and redemptions. During the period ended December 31, 2012, the fund was charged $269,933 for transfer agency services and $8,174 for cash management services. Cash management fees were partially offset by earnings credits of $949.These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2012, the fund was charged $29,472 pursuant to the custody agreement.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

Prior to May 29, 2012, the fund compensated The Bank of NewYork Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended December 31, 2012, the fund was charged $19,588 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $761.

During the period ended December 31, 2012, the fund was charged $8,783 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $236,265, Distribution Plan fees $2,992, Shareholder Services Plan fees $78,046, custodian fees $12,017, Chief Compliance Officer fees $3,981 and transfer agency fees $72,860.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2012, amounted to $256,113,934 and $304,577,929, respectively.

At December 31, 2012, the cost of investments for federal income tax purposes was $350,377,430; accordingly, accumulated net unrealized appreciation on investments was $42,619,270, consisting of $49,019,927 gross unrealized appreciation and $6,400,657 gross unrealized depreciation.

NOTE 5—Pending Legal Matters:

The fund and many other entities have been named as defendants in numerous pending litigations as a result of their participation in the leveraged buyout transaction (“LBO”) of the Tribune Company

(“Tribune”).The cases allege that Tribune took on billions of dollars of debt in the LBO to purchase its own stock from shareholders at $34 per share. The LBO was closed in a two step transaction with shares being repurchased by Tribune in a tender offer in June 2007 and in a go-private merger in December 2007. In 2008, approximately one year after the LBO was concluded,Tribune filed for bankruptcy protection under Chapter 11.Thereafter, in approximately June 2011, certain Tribune creditors filed dozens of complaints in various courts throughout the country alleging that the payments made to shareholders in the LBO were “fraudulent conveyances” under state and/or federal law, and that the shareholders must return the payments they received for their shares to satisfy the plaintiffs’ unpaid claims. These cases have been consolidated for coordinated pre-trial proceedings in a multi-district litigation in the United States District Court for the Southern District of New York titled In re Tribune Company Fraudulent Conveyance Litigation (S.D.N.Y. Nos. 11-md-2296 and 12-mc-2296 (WHP) (“Tribune MDL”)).

In addition, there was a case pending in United States Bankruptcy Court for the District of Delaware brought by the Unsecured Creditors Committee of the Tribune Company that has since been transferred to the Tribune MDL (The Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, et al., formerly Bankr. D. Del. Adv. Pro. No. 10-54010 (KJC) and now S.D.N.Y. No. 12-cv-2652 (WHP)). The case was originally filed on November 1, 2010. In a Fourth Amended Complaint filed in November 2012, among other claims, the Creditors Committee seeks recovery under the Bankruptcy Code for alleged “fraudulent conveyances” from more than 6,000 Tribune shareholders, including the fund, and a defendants class of all shareholders who tendered their Tribune stock in the LBO and received cash in exchange.There are 35 other counts in the Fourth Amended Complaint that do not relate to claims against shareholder defendants, but instead are brought against parties directly involved in approval or execution of the leveraged buyout. On January 10, 2013,

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

pursuant to the Tribune bankruptcy plan, Mark S. Kirchner, as Litigation Trustee for the Tribune Litigation Trust, became the successor plaintiff to the Creditors Committee in this case.

On November 6, 2012, a motion to dismiss was filed in the Tribune MDL.The hearing on the motion is set for March 2013. If successful, the motion would dismiss all cases in the Tribune MDL, except the FitzSimons case, in full.

Per order of the Court, the FitzSimons case remains stayed until a decision is rendered on the motion to dismiss in the Tribune MDL. No response to that Fourth Amended Complaint is currently required.

At this stage in the proceedings, it is not possible to assess with any reasonable certainty the probable outcomes of the pending litigations. Consequently, at this time, management is unable to estimate the possible loss that may result.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Active MidCap Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Active MidCap Fund (one of the series comprising Strategic Funds, Inc.) as of December 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Active MidCap Fund at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U. S. generally accepted accounting principles.

New York, New York
February 27, 2013

The Fund 33

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended December 31, 2012 as qualifying for the corporate dividends received deduction. For the fiscal year ended December 31, 2012, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $4,365,913 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2013 of the percentage applicable to the preparation of their 2012 income tax returns.

INFORMATION ABOUT THE RENEWAL OF THE

FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on November 5-6, 2012, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board considered information previously provided to them in presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and Dreyfus representatives confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

The Fund 35

INFORMATION ABOUT THE RENEWAL OF THE FUND’S

MANAGEMENT AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio.The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended September 30, 2012, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe. Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and its comparison funds.

The Board discussed the results of the comparisons and noted that the fund’s total return performance was generally below the Performance Group and Performance Universe medians, including several periods in the fourth quartile. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board received presentations from the fund’s portfolio manager and Dreyfus’ chief investment officer regarding the quantitative process that underlies investment decision-making, the process as applied to the fund and the challenges to the process presented during the past two years, and how the portfolio managers’ efforts resulted in achieving improved relative and strong absolute performance over the past one-year period.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.The Board noted that the fund’s contractual management fee was at the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were below the Expense Group and Expense Universe medians. Dreyfus representatives noted that Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until May 31, 2013, so that annual direct fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings, acquired fund fees and extraordinary expenses) do not exceed 1.15% of the fund’s average daily net assets.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors.The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus of managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit.The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also noted the expense limitation or fee waiver and/or expense reimbursement arrangement for the fund and its effect on Dreyfus’ profitability.The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, indi-

The Fund 37

INFORMATION ABOUT THE RENEWAL OF THE FUND’S

MANAGEMENT AGREEMENT (Unaudited) (continued)

vidual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board should consider the profitability analysis (1) as part of the evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board noted the fund’s improved relative and strong absolute performance and agreed to continue to monitor performance.

  The Board generally was satisfied with the fund’s overall performance, in light of the considerations described above.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates of the fund and the services provided to the fund by Dreyfus.The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

The Fund 39

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (69)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 151
———————
William Hodding Carter III (77)
Board Member (1988)
Principal Occupation During Past 5Years:
• Professor of Leadership & Public Policy, University of North Carolina, Chapel Hill (2006-present)
No. of Portfolios for which Board Member Serves: 24
———————
Gordon J. Davis (71)
Board Member (2006)
Principal Occupation During Past 5Years:
• Partner in the law firm of Venable, LLP (2012-present)
• Partner in the law firm of Dewey & LeBoeuf, LLP (1994-2012)
Other Public Company Board Memberships During Past 5Years:
• Consolidated Edison, Inc., a utility company, Director (1997-present)
• The Phoenix Companies, Inc., a life insurance company, Director (2000-present)
No. of Portfolios for which Board Member Serves: 46
———————
Joni Evans (70)
Board Member (2006)
Principal Occupation During Past 5Years:
• Chief Executive Officer, www.wowOwow.com an online community dedicated to women’s conversations and publications (2007-present)
• Principal, Joni Evans Ltd. (publishing) (2006-present)
No. of Portfolios for which Board Member Serves: 24

Ehud Houminer (72)
Board Member (1994)
Principal Occupation During Past 5Years:
• Executive-in-Residence at the Columbia Business School, Columbia University (1992-present)
Other Public Company Board Memberships During Past 5Years:
• Avnet Inc., an electronics distributor, Director (1993-2012)
No. of Portfolios for which Board Member Serves: 70
———————
Richard C. Leone (72)
Board Member (1984)
Principal Occupation During Past 5Years:
• Senior Fellow and former President of The Century Foundation (formerly,The Twentieth
Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues
Other Public Company Board Memberships During Past 5Years:
• Partnership for a Secure America, Director
No. of Portfolios for which Board Member Serves: 24
———————
Hans C. Mautner (75)
Board Member (1984)
Principal Occupation During Past 5Years:
• President—International Division and an Advisory Director of Simon Property Group, a real estate investment company (1998-2010)
• Chairman and Chief Executive Officer of Simon Global Limited (1999-2010)
No. of Portfolios for which Board Member Serves: 24
———————
Robin A. Melvin (49)
Board Member (1995)
Principal Occupation During Past 5Years:
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving orga-
nizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)
No. of Portfolios for which Board Member Serves: 97

The Fund 41

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Burton N.Wallack (62)
Board Member (2006)
Principal Occupation During Past 5Years:
• President and Co-owner of Wallack Management Company, a real estate management company
No. of Portfolios for which Board Member Serves: 24
———————
John E. Zuccotti (75)
Board Member (1984)
Principal Occupation During Past 5Years:
• Chairman of Brookfield Properties, Inc.
• Senior Counsel of Weil, Gotshal & Manges, LLP
• Emeritus Chairman of the Real Estate Board of New York
Other Public Company Board Memberships During Past 5Years:
• Emigrant Savings Bank, Director (2004-present)
• Doris Duke Charitable Foundation,Trustee (2006-present)
• New York Private Bank & Trust, Director
No. of Portfolios for which Board Member Serves: 24
———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.
David W. Burke, Emeritus Board Member
Arnold S. Hiatt, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

The Fund 43

OFFICERS OF THE FUND (Unaudited) (continued)

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that Ehud Houminer, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Ehud Houminer is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $30,312     in 2011 and $30,857 in 2012.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $12,000 in 2011 and $6,000 in 2012. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2011 and $0 in 2012.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,508 in 2011 and $3,334 in 2012. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2011 and $0 in 2012.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $149  in 2011 and $1,802 in 2012. [These services consisted of a review of the Registrant's anti-money laundering program].

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2011 and $200,000 in 2012.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $21,812,128 in 2011 and $49,204,697 in 2012.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management            Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and             Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

STRATEGIC FUNDS, INC

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	February 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	February 26, 2013

/s/ James Windels
James Windels, Treasurer
Date:	February 26, 2013

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)